This is filed pursuant to Rule 497(e).
File Nos. 33-34001 and 811-06068.

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ALLIANCEBERNSTEIN SM                  AllianceBernstein Institutional Reserves
 Investment Research and Management      Prime Portfolio
                                         Government Portfolio
                                         Treasury Portfolio
                                         Tax-Free Portfolio
                                         California Tax-Free Portfolio
                                         New York Tax-Free Portfolio

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Supplement dated February 17, 2004 to the prospectuses dated September 2, 2003 that offer Class A, Class B and Class C shares of the above-referenced Portfolios (each a "Prospectus").

The following disclosure replaces the first paragraph under the heading "DISTRIBUTION ARRANGEMENTS" in the Class B Prospectus.

The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of their Class B shares. The Portfolios pay these fees, which are also used to pay your financial intermediary for providing distribution assistance, in the amount of 0.10% of aggregate average daily net assets. Financial intermediaries, including your financial intermediary, that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales and marketing charges. Financial intermediaries may receive different compensation for selling the Portfolios' Class A, Class B and Class C shares.

The following disclosure replaces the first paragraph under the heading "DISTRIBUTION ARRANGEMENTS" in the Class C Prospectus.

The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of their Class C shares. The Portfolios pay these fees, which are also used to pay your financial intermediary for providing distribution assistance, in the amount of 0.25% of aggregate average daily net assets. Financial intermediaries, including your financial intermediary, that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales and marketing charges. Financial intermediaries may receive different compensation for selling the Portfolios' Class A, Class B and Class C shares.

The following disclosure replaces the last paragraph under the heading "MANAGEMENT OF THE PORTFOLIOS" in the Class A Prospectus and supplements the disclosure under the heading "DISTRIBUTION ARRANGEMENTS" in each of the Class B and Class C Prospectus.

Alliance makes substantial payments from its own resources, which include the management fees it receives from the Portfolios, to compensate your financial intermediary, broker-dealer, depository institution, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities. Such payments, which are commonly referred to as revenue sharing, may be associated with the status of a Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities.

In addition, financial intermediaries, including your financial intermediary, who provide shareholder services to their clients in connection with their investment in the Portfolios are paid for providing such shareholder account services. Alliance may also pay for these services from its own resources, which include the management fees it receives from the Portfolios.

In addition, financial intermediaries, including your financial intermediary, also receive other payments from the Portfolios, Alliance and AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), the Portfolios' distributor. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Portfolio and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Portfolio for costs incurred in conducting training and educational meetings about various aspects of the Portfolio for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Portfolio for costs incurred in hosting client seminars where the Portfolio is discussed.

Although the Portfolios may use brokers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

Financial intermediaries may receive different compensation for selling the Portfolios' Class A, Class B and Class C shares.

You should consult your financial intermediary regarding the details of the payments they receive in connection with the sale of Portfolio shares.

The following disclosure replaces the last paragraph under the heading "MANAGEMENT OF THE PORTFOLIOS" in each of the Class B and Class C Prospectus.

Alliance makes substantial payments from its own resources, which include the management fees it receives from the Portfolios, to compensate your financial intermediary, broker-dealer, depository institution, or other person for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A , Class B and Class C shares. Please also see "Distribution Arrangements" in this Prospectus. You should consult your financial intermediary regarding the details of the payments they receive in connection with the sale of Portfolio shares.

The following sentence replaces the first sentence of the second paragraph under "PURCHASE AND SALE OF SHARES - How to Buy Shares - Initial Investment" in each of the Class B and Class C Prospectus, respectively.

Class B - The minimum investment amount is $500,000 in the aggregate among the Portfolios.

Class C - The minimum investment amount is $100,000 in the aggregate among the Portfolios.

You should retain this Supplement for future reference.


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SM: This service mark is used under license from the owner, AllianceBernstein
Investment Research and Management, Inc.